Second Quarter 2026 Corporate Update August 6, 2026

Forward-Looking Statements This presentation contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.  The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCTs’ ability to obtain funding for our operations, future capital requirements and future growth, and to continue as a going concern; PCT’s ability to meet, continue to meet, and comply on an ongoing basis with, the numerous regulatory requirements applicable to our PureFive® resin both generally and in food-grade applications and, more broadly, the operations of our facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives, which could be impacted by significant changes to tariffs on foreign imports; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos Engineering, LLC, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon us and our subsidiaries by the funding for our operations, including the funding for the Ironton Facility and the Planned Facilities (as defined below); PCT’s ability to minimize or eliminate the many hazards and operational risks at our manufacturing facilities that can result in potential injury to individuals, disrupt our business, including interruptions or disruptions in operations at our facilities, and subject us to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, the new polypropylene recycling facility in Thailand (the "Thailand Facility"), our first commercial-scale European plant located in Antwerp, Belgium (the "Belgium Facility"), and the purification facility to be built in Augusta, Georgia (the "Augusta Facility" and, together with the Thailand Facility and the Belgium Facility, the “Planned Facilities”) in a timely and cost-effective manner; PCT’s ability to procure, sort and process polypropylene plastic waste at our planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy, which includes our ability to bring a total of one billion pounds of installed polypropylene recycling capability online by 2030, and our ability to meet related construction, regulatory, and financing requirements; the ability to negotiate multi-year offtake agreements at appropriate margins to fund ongoing operations; the possibility that PCT may be adversely affected or potentially impacted by economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future Feed PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs and global conflicts, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost, and the temporary spike in prices due to global conflicts such as the current conflict in the Middle East; the development of direct competitors in the recycled polypropylene segment that could impact the demand for PCT’s products; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party; geopolitical risk and changes in applicable laws or regulations; changes in the prices and availability of labor (including labor shortages), turnover in employees, and increases in employee-related costs; any business disruptions due to political or economic instability, pandemics, or armed hostilities (including the ongoing conflict between Russia and Ukraine and instability in the Middle East); and operational risks associated with the ability to operate the Ironton Facility and the Planned Facilities, as and when operative, at nameplate capacity. PCT undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

Non-GAAP Financial Measures PCT uses certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP") to supplement its financial statements. The Company's primary non-GAAP financial measures are EBITDA and Adjusted EBITDA. The Company defines EBITDA as net income before interest expense, interest income, taxes and depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items and other items that are not indicative of the Company’s core operating activities. This supplemental information should not be considered in isolation or as a substitute for the GAAP measures presented herein. The table at the end of this presentation provides a reconciliation from Net Income (Loss) to EBITDA and Adjusted EBITDA for the specified periods.

PCT Highlights Operations Ironton turnaround completed ahead of schedule and below budget; 170+ site projects executed, including the two largest constraints of the past year Achieved new daily throughput record post-turnaround and demonstrated production at 12,000 pounds per hour On-site compounding producing initial commercial volumes; running 24/5 operation today, 24/7 planned for Q4 Commercial First P&G commercial resin deliveries began in Q2 2026, with caps for select Downy bottles now in commercial production; shipments continuing in Q3 2026 New Jersey recycled-content approval secured; California SB54 in effect; PureFive® APR certified Shipped compounded product to all three major QSR converters in Q3 for cold cup trials; the New Jersey approval is accelerating the qualification process at major QSRs Sixth consecutive quarter of sequential revenue growth; revenue of $4.5MM, with increasing mix to branded customers with higher pricing Launched first external marketing campaign with the Cleveland Kitchen commercial launch, creating measurable engagement and new pipeline with major brands and retailers Growth Thailand BOI approval received (incl. fast-pass) Thailand groundbreaking on track for 2H 2026, operational in 2028; total investment ~$250MM Belgium permitting and Gen2 design work continue to progress Finance Total liquidity strengthened to $236.9MM following June concurrent convertible note and common stock offerings Monthly operations spending $8.3MM; Ironton turnaround costs tracked separately Negotiating binding terms for Thailand debt financing; financial close targeted for year-end Overview Operations Commercial Growth Finance

Q2 Execution Positions a Second-Half Ramp Delivered in Q2 Turnaround completed ahead of schedule and below budget; the two largest reliability constraints of the past year addressed On-site compounding commissioned: we can now produce exactly what a customer specifies, consistently Sixth consecutive quarter of sequential revenue growth Branded adoption to-date, and why it is accelerating Customer adoption is lengthy and fragmented: thousands of SKUs, each qualified separately, over multiple evaluation cycles Timing of NJ resolution paused numerous application trials in 1H26; this trend is now reversing as customers move to qualify for January 2027 Thermoformed packaging used predominately by QSRs, are directly impacted by the NJ regulatory mandate Second half focus Ironton breakeven remains our second-half target: site-level monthly cash breakeven at exit rate Realized branded pricing is strong and regulatory drivers are stimulating demand Thailand: groundbreaking in 2H 2026, operational in 2028, targeting close of project financing by year-end Overview Operations Commercial Growth Finance

Turnaround Complete; Reliability Improved Quarterly rPP Production (MM lbs) Q2 2026 Key Highlights Q2 production of 4.5MM lbs; turnaround completed ahead of schedule and below budget, with 170+ site projects executed Deliberately operated with low volume; new equipment commissioned and tested process conditions equivalent to Thailand and Antwerp designs Last year's two biggest reliability constraints, the CP2 and mechanical systems, both substantially improved during the outage Turnaround inspections favorable; large equipment observed to be clean with no evidence of corrosion, a good indicator for future reliability Continue to match Ironton production with commercial requirements Denver running at levels needed for Ironton production Overview Operations Commercial Growth Finance

On-Site Compounding: Meeting Customer Requirements Progress Since Mechanical Completion Why It Matters Running 24/5, with focus on sample development and customer qualification; planned shift to railcar deliveries in 2H and 24/7 in Q4 In-house formulation control lets us match a customer’s unique specification Multiple grades and applications; railcar, truck or boxed delivery format Ironton compounded volume ~2.0MM lbs YTD Quality consistency is the primary constraint on branded adoption Mandates require a recycled-content percentage; compounding delivers the unique blend each application requires Drop-in operability, quality consistency and supply reliability are top purchase criteria for branded customers Overview Operations Commercial Growth Finance

Opportunity Pipeline Continues to Strengthen Overview Operations Commercial Growth Finance 42 BRANDS 15 CONVERTERS 28 APPLICATIONS 20 COMPOUNDING GRADES 13 clear / 7 white Qualification stages, and how each moved in Q2 58 Samples shipped +21 in Q2 69 Active customer trials +15 in Q2 10 Qualified applications +3 in Q2 APPLICATIONS ALREADY PRODUCED, COMMERCIALLY OR IN CUSTOMER TRIALS Deodorant sticks Shampoo closures Butter tubs Coffee lids Take-out containers Cold cups Deli containers Laundry Caps

Branded Customer Adoptions Are Gaining Momentum

37 programs advanced at least one qualification stage in Q2

Customer Adoption

- P&G: Downy caps on select bottles now in commercial production; Tide caps qualified with production scheduled for Q3, and Vicks ZzzQuil lids for Q4
- Cleveland Kitchen: 24 oz. deli containers with 25% PureFive® reached store shelves in June 2026 via converter IPL Schoeller.
- QSR cold cups: compounded product shipped to all three major converters in Q3

TIMING

For PCT, the New Jersey clock only started in mid-May

- Recycled-content approval was granted in mid-May: a one-year conditional approval with a path to permanent
- That leaves roughly three months of selling time, against qualification cycles that run multiple quarters
- Mandate-driven conversions are only beginning, and 17 active trials are tied to New Jersey compliance
- Demand will increase: food-contact exemption expires January 2027 and minimum content requirement increases in 2027

Q2 announcements are a preview of what's to come

Segment	Application	Trials	Announcement (press release)
Injection molding	Food packaging	8	IPL Schoeller and Cleveland Kitchen; Reliable Caps certified-recycled closures
	Living hinge and closures	5	PureFive® passes the "living hinge" test
Thermoforming	Clear cups and hot lids	4	Plastic Ingenuity coffee lids; New Jersey food-contact PCR approval
Flexible Packaging	Food retail	4	Mitsui, PureCycle and RM TOHCELLO BOPP film from PCR
	Customer industrial	1	Innovia white cavitated BOPP film, over 40% PCR
Regulation	New Jersey	17	New Jersey qualifies PureFive® recycled content
	CosPaTox	1	PureFive® reaches the highest CosPaTox rating

PURECYCLE™
Overview | Operations | Commercial | Growth | Finance | 9

A Diverse Product Range Underpins the 2H 2026 Ramp The ramp does not hinge on any single product qualifying. Overview Operations Commercial Growth Finance Recycled content mix, by volume 100% PCR 45% 50% PCR 29% 30% PCR 24% Color mix, by volume Clear 71% White 20% 7% Black Commercial Shipping to a converter in commercial production HPP 15-100 100% PCR Caps and closures In trials Customer trials or qualification underway HPP / CPP 04-50 50% PCR Microwavable containers, protein trays, BOPP CPP 80-30 30% PCR Yogurt cups, dairy containers In sales Sold into the current order book HPP 07-70 70% PCR Portion cups, straws, coffee lids HPP 35 / 45-100 100% PCR Souvenir cups HPP 15-100 100% PCR Deli containers HPP / CPP 20-50 50% PCR Shampoo closures, dosage caps HPP 02-30 30% PCR QSR cold cups, hot lids HPP / CPP 04-50 50% PCR QSR cold cups, hot lids

P&G: Continues to Add New Applications


Downy
SOFT
April Fresh



Downy detergent caps on select bottles
- PureFive® resin qualified
- First commercial resin deliveries began in Q2 2026
- Commercial production underway


Tide
original



Tide detergent caps on select bottles
- PureFive® resin qualified
- First commercial resin deliveries began in Q2 2026
- Commercial production scheduled for Q3 2026


NEW LOOK
ZzzQuil
PURE Zzzs
TRIPLE ACTION


VICKS
ZzzQuil

Vicks ZzzQuil PURE Zzzs child-resistant lids
- PureFive® resin qualified
- Commercial launch scheduled for Q4 2026

Additional applications advancing across multiple brands

PURECYCLE
Overview | Operations | Commercial | Growth | Finance | 11

IPL & Cleveland Kitchen: Branded Retail Conversion

- Cleveland Kitchen 24 oz. deli containers with 25% PureFive® recycled polypropylene hit store shelves in June 2026
- Produced by converter IPL Schoeller; now on shelves at leading retail chain
- Demonstrates PureFive® performing in demanding food-contact retail packaging
- Additional brands have contacted IPL Schoeller with interest in using containers with PureFive® resin
- Ongoing work between PureCycle & IPL Schoeller to expand portfolio of sustainable containers


IPL Schoeller
IPL Schoeller
Made with food grade recycled PP

IPL Schoeller are leaders in the use of PCR across our European business, and we have been wanting to incorporate recycled polypropylene into the right product in North America for several years with our eye on the PureCycle resin due to its high quality, clarity, and broad use cases. We were just waiting for the right partner to make this a reality.

– Melissa Vettleson
IPL Schoeller Sustainability & Materials Engineer

PURECYCLE™ | Overview | Operations | Commercial | Growth | Finance | 12

Regulation Is Accelerating Customer Focus and Adoption Mandates with dates create demand with dates, and the same shift converting demand in the US is now advancing across Europe and Asia. Overview Operations Commercial Growth Finance United States Expected demand for Ironton • New Jersey approval secured in May: one-year conditional, with a path to permanent • Requirement rises to 20% in 2027; food-contact exemption expires January 2027 • California SB54 in effect: 10% source reduction by 2027, 20% by 2030, 25% by 2032 • PureFive® qualifies as recycled content via APR certification Europe Expected demand for Antwerp • Packaging and Packaging Waste Regulation: recycled-content mandates for plastic packaging • End-of-Life Vehicles Regulation: recycled-content requirements for automotive plastics • PureFive® is REACH certified, with growing interest in serving European demand from Ironton Asia Expected demand for Thailand • Japan approved physically recycled polypropylene for food contact in September 2025, opening regional demand • Mitsui and RM TOHCELLO partnership announced July 2026, advancing PureFive® toward Japanese flexible packaging What the mandates drive right now • QSR cups are the single largest demand pull for recycled polypropylene, and the New Jersey approval accelerated qualification at major QSRs • Take-out containers: demand building from thousands of restaurant owner-operators who must comply in New Jersey, with converters launching compliance-specific lines • Food contact containers and packaging; e.g. New Jersey requires any container between 8oz and 5 gallons to have recycled content and California impacts all plastic packaging • 17 active trials are tied directly to New Jersey compliance • Clear thermoformed food packaging sits squarely in the mandate, and compounding lets us supply multiple grades to match customer requirements • Requirements step up over time, so qualification work done now supports multi-year volume opportunities

Recycled-Content Regulation Is Global and Accelerating Mandates in force or phasing in across the Americas, Europe and Asia Americas Europe East Asia South & SE Asia & Oceania Overview Operations Commercial Growth Finance

Thailand Project Update Project Financing Project financing progressing Currently negotiating binding terms Targeting financial close before year-end Anticipated project debt sized to fund remaining construction Previously acquired equipment and engineering spend will be contributed as equity in the project Timeline & BOI The facility is expected to become operational in 2028 Groundbreaking expected in 2H 2026 Total project cost estimate remains in the $250MM range BOI approval received, including selection for Thailand's "Fast Pass" program, reserved for priority strategic investments, which accelerates permitting, licensing, and utility access through centrally coordinated processing Feedstock & Offtake Feedstock: 7 signed LOIs with Thai suppliers, 96–156 kt/yr against a 65–70 kt/yr requirement, or 1.5x to 2.4x coverage Offtake: 14 signed sales LOIs, 47.7–83.5 kt/yr against 59 kt/yr of output, or 0.8x to 1.4x coverage Plant output of 59 kt/yr is roughly 130MM lbs Overview Operations Commercial Growth Finance

Q2 2026 Financial Results

Adjusted EBITDA Reconciliation (in millions)

	Q2 2026	Q2 2025
Net Loss	$(142.2)	$(144.2)
Plus: Interest expense	15.4	17.6
Less: Interest income	(1.0)	(0.6)
Plus: Depreciation and amortization	7.4	7.3
EBITDA	**(120.5)**	**(120.0)**
Adjustments:		
Plus: Equity-based compensation	2.0	6.4
Plus/(Less): Change in fair value of warrants	52.5	82.3
Plus/(Less): Change in fair value of put option	(0.6)	(0.3)
Plus: Write-down/loss on sale of equipment	0.4	3.8
Plus: Loss on extinguishment of debt	34.5	—
Adjusted EBITDA	**$(31.7)**	**$(27.8)**

Key Performance Indicators

	Q2 2026	Q1 2026	Q2 2025
Consolidated			
Revenue ($MM)	$4.5	$4.1	$1.7
Monthly Ops. Spending ($MM)*	$8.3	$8.5	$9.0
Ironton Purification			
PureFive® Production (MM lbs)	4.5	8.4	3.4
Other Production (MM lbs)	0.1	1.3	0.6
Feedstock Processed (MM lbs)	5.0	10.0	4.2

Beginning with Q1 2026, PureCycle is presenting operational and financial Key Performance Indicators alongside the Adjusted EBITDA reconciliation to provide greater insight into operational and financial trends. These metrics may evolve as the business scales. Other Production includes Co-product 1, Co-product 2, and additional saleable volumes, net of material reprocessed back into the production stream, representing recovered material intended for sale as commercial markets develop.

* Core operations and corporate cash spend, all periods on a consistent basis; excludes materials purchases (feedstock, virgin polypropylene and additives) of ~$2.1MM/mo (Q2’26), ~$0.7MM/mo (Q1’26) and ~$1.2MM/mo (Q2’25); turnaround costs tracked in project spend. Q1’26 includes ~$0.4MM/mo of bonus payout and was previously reported as $8.8MM/mo on a different basis.
Note: figures are presented in millions, rounded to the nearest $0.1 million, and may not sum precisely.

PURECYCLE™ Overview Operations Commercial Growth Finance 16

Q2 2026 Capital Usage & Liquidity Overview Operations Commercial Growth Finance Notes Ongoing ops+corp spend of $31.0MM ($10.3MM/mo) = $8.3MM/mo core spend + $2.1MM/mo feedstock, virgin PP and additive purchases for the ramp and new compounding operation Debt Service of $11.9MM = $9.4MM net SOPA bond P&I + $2.4MM equipment finance Project spend of $20.9MM includes $6.4MM April outage-window turnaround and compounding/Cross Wrap tie-ins, $3.3MM Thailand (KMPS), and $4.2MM Belgium Non-recurring legal settlement of $20.4MM paid in April; expense accrued in prior periods Guidance 2H 2026 total project spend: $10 - 12MM (contingent on project gating decisions and the timing of project financing) 2026 total project spend: $45 - 50MM Q3 2026 debt service expected: $2.4MM, primarily the August coupon on the $34MM 7.25% stub plus final equipment finance payments (lease ends September 2026) Financing Closed June 15: $287.5MM 4.75% convertible senior notes due 2032 + $163.0MM common stock ($450.5MM gross proceeds) Net proceeds $432.0MM after $18.5MM fees ($16.9MM paid + $1.7MM accrued at 6/30/26); repurchased $216.0MM face of the 7.25% green senior notes for $241.1MM plus $5.2MM accrued interest; $186MM net cash to the balance sheet Investor put moved from 2027 to 2030, maturity 2032; $34.0MM stub on existing note remaining Q1 Total Liquidity $131.0 Operations Cost (incl. Denver & Feedstock) (20.9) Corporate Expenses (10.1) Total Ongoing Ops. Spend (31.0) Cash from Customers 2.6 Project & Turnaround Spend (20.9) Debt Service (11.9) Non-recurring Legal Settlement (20.4) Net financing (refi + equity) 187.7 Working Capital & Other (0.2) Q2 Total Liquidity $236.9

Second Quarter 2026 Corporate Update August 6, 2026